SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K/A (Amendment No. 1)
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 7, 2008

MRU Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33073	33-0954381
(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 13th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 398-1780
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

MRU Holdings, Inc. (the “Company”) is filing an amendment (the “8-K/A”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2008 (the “Original 8-K”) to correct a typographical error contained in Exhibit 99.1 of the Original 8-K. The last bullet point on page 8 of Exhibit 99.1 incorrectly stated an 8.0% cost to originate rather than 9.5%. The slide presentation has been corrected and furnished in its entirety below.

Item 7.01 Regulation FD Disclosure.

A copy of a slide presentation that the Company uses at investor conferences is attached to this Form 8-K/A as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure. Additionally, the slide presentation will also be available on the Company’s website at www.mruholdings.com.

The information in this 8-K/A, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this 8-K/A, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	MRU Holdings, Inc. investor presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRU HOLDINGS, INC.

July 8, 2008	By:	/s/ Vishal Garg
Name: Vishal Garg
Title: Co-President